UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: October 20, 2022

(Date of earliest event reported: October 20, 2022)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc.	13-3662955
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

33-59650	Revlon Consumer Products Corporation	13-3662953
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 16, 2022, Revlon, Inc. (the “Company”) received a letter from the staff of NYSE Regulation, Inc. notifying the Company that it had determined to commence proceedings to delist the Class A common stock of the Company from the New York Stock Exchange (“NYSE”) in light of the Company’s disclosure on June 15, 2022 that it and certain of its subsidiaries had commenced voluntary petitions for reorganization under chapter 11 of the Bankruptcy Code (“Chapter 11”). The Company appealed the determination in a timely manner. On October 20, 2022, the NYSE informed the Company, and publicly announced its determination following such appeal that the Company is no longer suitable for listing on the NYSE and that the NYSE has suspended trading in the Company’s Class A common stock (NYSE ticker symbol: REV). The NYSE has informed the Company that it intends to delist the Company’s Class A common stock after completion by the NYSE of its application to the Securities and Exchange Commission.

As a result of the suspension and expected delisting, the Company’s Class A common stock is expected to trade on the OTC marketplace/pink sheets following the delisting.

A copy of the Company’s press release, dated October 20, 2022, regarding the receipt of the delisting notification from the NYSE is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K are “forward-looking statements” made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements may pertain to risks and uncertainties relating to the bankruptcy petitions, including, but not limited to, the Company’s ability to obtain bankruptcy court approval with respect to motions in the bankruptcy petitions; the effects of the bankruptcy petitions on the Company and on the interests of various constituents; bankruptcy court rulings on the bankruptcy petitions and the outcome of the bankruptcy petitions in general; the length of time the Company will operate under the bankruptcy petitions; risks associated with third-party motions in the bankruptcy petitions; the potential adverse effects of the bankruptcy petitions on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations; risks arising from the delisting of the Company’s Class A common stock from the NYSE as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated October 20, 2022.
104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2022

REVLON, INC.

By:	/s/ Andrew Kidd
Name: Andrew Kidd
Title: Executive Vice President, General Counsel

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Andrew Kidd
Name: Andrew Kidd
Title: Executive Vice President, General Counsel

3